September 30, 1999


                                BT Mutual Funds









                           Capital Appreciation Fund
                                  Annual Report


TRUST: BT INVESTMENT FUNDS

INVESTMENT ADVISOR: BANKERS TRUST COMPANY

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Capital Appreciation Fund

Table of Contents
-------------------------------------------------------------------------------

Letter to Shareholders ....................................................  3


Capital Appreciation Fund
   Statement of Assets and Liabilities ....................................  6
   Statement of Operations ................................................  6
   Statements of Changes in Net Assets ....................................  7
   Financial Highlights ...................................................  7
   Notes to Financial Statements ..........................................  8
   Report of Independent Accountants ......................................  9
   Tax Information ........................................................  9


Capital Appreciation Portfolio
  Schedule of Portfolio Investments ....................................... 10
  Statement of Assets and Liabilities ..................................... 12
  Statement of Operations ................................................. 12
  Statements of Changes in Net Assets ..................................... 13
  Financial Highlights .................................................... 13
  Notes to Financial Statements ........................................... 14
  Report of Independent Accountants ....................................... 15


Proxy Results ............................................................. 16


                               -------------------

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                               -------------------

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Capital Appreciation Fund

Letter to Shareholders
-------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Capital Appreciation Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.


MARKET ACTIVITY

Mid capitalization growth stocks experienced significant volatility throughout the twelve months ended September 30, 1999. Mid cap relative performance also diverged rather dramatically from the first half of this fiscal year to the second. For the first half, equities in general were strong, but the mid cap sector lagged the S&P 500 Index, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. During the second half of the fiscal year, equities in general produced lackluster performance, and the mid cap sector, as measured by the S&P 400 Mid Cap Index, returned 4.57%, far outperforming the S&P 500 return of 0.36% for the same six months. While mid cap stocks still underperformed large caps for the fiscal year, the mid cap sector did outperform small cap stocks for the twelve months.

The first half of the Fund's fiscal year began in October 1998 with a continuation of the summer's sharp sell off in mid cap growth stocks as well as in the broader equity markets, followed by an even more pronounced recovery quickly thereafter.

o The U.S. stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. This market recovery was particularly apparent in the sharp improvement of internet-related stocks.

o The mid cap market rally that began in mid-October continued into the first quarter of 1999, only to become subject to fears and uncertainty again in February. Ironically, a very positive economic and broader market environment raised concerns that, at best, the Federal Reserve Board was on hold with respect to interest rates and, perhaps, may act to raise rates at the first sign of inflation.

o After the February sell-off, March witnessed a rebound in the mid cap equity market once again, as subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and internet sectors.

The second half of the Fund's fiscal year began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over.

o The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks, such as those in the paper, chemical and steel industries, served to propel these value-oriented stocks at the expense of larger company growth stocks during both April and May.

o This broadening of the stock market also included strong performance by smaller and mid-sized companies as worries about world economies abated.

o Still, market volatility continued throughout the second calendar quarter, as strong economic data led the Federal Reserve Board to officially shift in mid-May from a neutral stance to a bias toward raising interest rates. Additional economic data released throughout the quarter continued to show robust U.S. economic growth with little sign of inflation.

o Investors began to believe that the Federal Reserve Board would raise rates in a limited manner rather than make a series of increases, and equity markets reflected this optimism toward the end of June with broad-based strength.

o On June 30, the Federal Reserve Board did, in fact, increase the fed funds rate by 0.25% and signaled it would be resuming its neutral stance.

The third calendar quarter witnessed weakness across all U.S. equity sectors on renewed fears of further interest rate increases.

o Economic data pointed to a still robust U.S. economy, a slight uptick in the rate of wage growth, and stronger global economic growth in Europe, Asia, and even Japan.

o Financial markets grew concerned that synchronized global growth would lead to inflation.

o Against this backdrop, the Federal Reserve Board raised the fed funds rate by another 0.25% on August 24.

o In September, the U.S. equity markets continued to be volatile and nervous, as the U.S. economy remained vibrant and economic momentum continued to build around the world.

Throughout the annual period, mid cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, mid cap relative valuations as compared to large cap stocks were, as of September 30, 1999, still at multi-decade lows.

INVESTMENT REVIEW

The Fund significantly outperformed its benchmark for the twelve month period, particularly well worth noting given the extremely high volatility in the mid cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, in the fourth quarter of 1998, the Fund was overweight in the best performing sector, i.e. technology, and underweight in the worst performing sector, i.e. energy. In the first quarter of 1999, the Fund held an overweight position in two of the top four performing sectors-communications services and technology. Also benefiting performance were underweight positions in the three poorest performing sectors for the first quarter-capital goods, utilities, and basic materials.

The Fund's relative performance was impacted negatively by investors' sharp shift from growth to value stocks in April and May. More specifically, the Fund's overweight positions in technology and energy helped during the second quarter of 1999, but its underweight positions in such top performing value-oriented sectors as capital goods and basic materials detracted from Fund

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Capital Appreciation Fund

Letter to Shareholders
-------------------------------------------------------------------------------



 Periods ended September 30, 1999            Cumulative Total Returns            Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                                       Past 1   Past 3    Past 5    Since    Past 1    Past 3   Past 5     Since
                                        year     years     years   inception  year      years    years   inception
---------------------------------------------------------------------------------------------------------------------------

 Capital Appreciation Fund1
 (inception 3/9/93)                       47.05%   49.32%   140.50%  182.35%    47.05%   14.30%    19.19%   17.14%
---------------------------------------------------------------------------------------------------------------------------
 S&P Midcap 400 Index/2                   25.50%   63.56%   134.51%  154.92%    25.50%   17.82%    18.59%   15.27%
---------------------------------------------------------------------------------------------------------------------------
 Lipper MidCap Growth Average/3           41.88%   74.11%   161.32%  182.71%    41.88%   19.93%    20.86%   17.06%



performance. During the third calendar quarter, energy and technology, where the Fund remained overweight, continued to outperform, as did the communications services sector where the Fund is also overweight. In addition, the value-oriented sectors that did well in the previous quarter now underperformed. Thus the Fund's underweighting in these poorer performing sectors had a positive effect.


MANAGER OUTLOOK

The U.S. continues to experience tight labor markets, although signs of inflation remain scant. Internationally, few inflationary pressures are expected due to the economic capacity that exists. Stronger economic growth abroad may weigh on U.S. financial markets, as synchronized global growth raises the fear of overheating in the U.S. However, we continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to remain vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding mid cap stocks in general. Mid cap fundamentals remain solid, earnings growth healthy, and relative valuations attractive. We expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that offer compelling valuations relative to their growth rates

o  focus on companies that have strong, consistent earnings and revenue growth

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors

o  strictly adhere to our sell discipline to help mitigate risk, and

o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.
#Capital Appreciation FundLetter to Shareholders



            Mary P. Dugan, Audrey M. T. Jones, and John P. Callaghan

                            Portfolio Managers of the
                         Capital Appreciation Portfolio
                               September 30, 1999

1/Performance quoted represents past performance.
  Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

2/Indices are unmanaged, and investments cannot be made in an index. The S&P
  MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

3/Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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Capital Appreciation Fund

Letter to Shareholders
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Diversification of Portfolio Investments



                        By Theme as of September 30, 1999
                     (percentages are based on market value)

Telecommunications 6%              Client Server Computing 7%
New Healthcare Paradigm 4%         Managing the
                                   Information Age 6%
Stores of Value 4%                 The Ubiquitous
                                   Semiconductor
Energizing the                               6%
Globe 8%
Our Strengthening
Financial Structure
4%                                 Cash 11%
New Consumer 8%
                                   Interactive
                                   Media 5%
America's Changing
Leisure Time 11%                   Special Situations 9%

Miscellaneous/1 5%                  Life Sciences
                                   Revolution 6%

 1/Includes themes with weightings of less than 4%.



                           Ten Largest Stock Holdings
-------------------------------------------------------------------------------
  Univision Communications, Inc.                       2.75%
 ................................................................................
  Maxim Integrated Products                            2.66%
 ................................................................................
  Allergan, Inc.                                       2.60%
 ................................................................................
  Northeast Utilities                                  2.52%
 ................................................................................
  Scientific-Atlanta, Inc.                             2.40%
 ................................................................................
  Lexmark International Group, Inc. - Class A          2.24%
 ................................................................................
  Network Appliance, Inc.                              2.04%
 ................................................................................
  BJ Services, Co.                                     1.89%
 ................................................................................
  Citrix Systems, Inc.                                 1.87%
 ................................................................................
  Pe Corp. - Pe Biosystems Group                       1.78%
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
  Performance Comparison
-------------------------------------------------------------------------------


Comparison of Change in
Value of a $10,000
Investment in the Capital
Appreciation Fund and the
S&P MidCap 400 Index
since March 31, 1993.

                           Total Return for the Year
                            Ended September 30, 1999

              One Year      Five Years     Since 3/9/93/1
               47.05%        19.19%/2        17.14%/2

1/The Fund's inception date.
2/Annualized.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                               [GRAPHIC OMITTED]

Capital Appreciation Fund - $28,235     S&P MidCap 400 Index - $25,492
Mar-93  10000                           Mar-93     10000
Sep-93  11838                           Sep-93     10747
Mar-94  11409                           Mar-94     10614
Sep-94  11728                           Sep-94     10920
Mar-95  12857                           Mar-95     11498
Sep-95  16813                           Sep-95     13734
Mar-96  16786                           Mar-96     14788
Sep-96  18890                           Sep-96     15657
Mar-97  15919                           Mar-97     16358
Sep-97  21655                           Sep-97     21779
Mar-98  23318                           Mar-98     24380
Sep-98  19201                           Sep-98     20460
Mar-99  26202                           Mar-99     24379
Sep-99  28235                           Sep-99     25492



Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

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Capital Appreciation Portfolio
Statement of Assets and Liabilities September 30, 1999
-------------------------------------------------------------------------------



Assets
   Investment in Capital Appreciation Portfolio, at Value .....................   $28,740,545
   Due from Bankers Trust .....................................................        20,561
   Prepaid Expenses and Other .................................................        15,958
                                                                                  -----------
                                                                                   28,777,064
                                                                                  -----------
Liabilities
   Payable for Shares of Beneficial Interest ..................................        11,000
   Accrued Expenses and Other .................................................        34,061
                                                                                  -----------
Total Liabilities .............................................................        45,061
                                                                                  -----------
Net Assets ....................................................................   $28,732,003
                                                                                  ===========
Composition of Net Assets
   Paid-in Capital ............................................................   $16,063,468
   Accumulated Net Realized Gain from Investment Transactions .................     7,721,310
   Net Unrealized Appreciation on Investments .................................     4,947,225
                                                                                  -----------
Net Assets ....................................................................   $28,732,003
                                                                                  ===========

Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
shares outstanding) ...........................................................         14.77
                                                                                  ===========
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
  beneficial interest authorized) .............................................     1,945,242
                                                                                  ===========


--------------------------------------------------------------------------------
 Statement of Operations  For the year ended September 30, 1999
--------------------------------------------------------------------------------


Investment Income
   Net Investment Income Allocated from Capital Appreciation Portfolio .........  $    17,564
                                                                                  -----------
Expenses
   Administration and Services Fees ............................................      162,423
   Professional Fees ...........................................................       32,602
   Printing and Shareholder Reports ............................................       28,672
   Registration Fees ...........................................................        5,466
   Trustees Fees ...............................................................        5,271
   Miscellaneous ...............................................................        7,561
                                                                                  -----------
   Total Expenses ..............................................................      241,995
   Less Fees Waived/Expenses Reimbursed by Bankers Trust .......................      (79,572)
                                                                                  -----------
      Net Expenses .............................................................      162,423
                                                                                  -----------
Expenses in Excess of Income ...................................................     (144,859)
                                                                                  -----------
Realized and Unrealized Gain on Investment
   Net Realized Gain from Investment Transactions ..............................    8,027,605
   Net Change in Unrealized Appreciation/Depreciation on Investment ............    1,426,125
                                                                                  -----------
Net Realized and Unrealized Gain on Investment .................................    9,453,730
                                                                                  -----------
Net Increase in Net Assets from Operations .....................................  $ 9,308,871
                                                                                  ===========

                       See Notes to Financial Statements.

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Capital Appreciation Fund

Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                                                For the                  For the
                                                                                year ended               year ended
                                                                           September 30, 1999       September 30, 1998
                                                                         -----------------------  ---------------------

Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income .......................................       $   (144,859)           $   (272,218)
   Net Realized Gain from Investment Transactions .....................          8,027,605               4,677,566
   Net Change in Unrealized Appreciation/Depreciation on Investment ...          1,426,125              (8,470,353)
                                                                              ------------            ------------
Net Increase (Decrease) in Net Assets from Operations .................          9,308,871              (4,065,005)
                                                                              ------------            ------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions .....................         (3,057,167)             (7,936,407)
                                                                              ------------            ------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ......................................          9,866,222              57,990,982
   Dividend Reinvestments .............................................          1,940,215               4,263,959
   Cost of Shares Redeemed ............................................        (14,822,874)            (73,759,183)
                                                                              ------------            ------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest         (3,016,437)            (11,504,242)
                                                                              ------------            ------------
Total Increase (Decrease) in Net Assets ...............................          3,235,267             (23,505,654)
Net Assets
Beginning of Year .....................................................         25,496,736              49,002,390
                                                                              ------------            ------------
End of Year ...........................................................       $ 28,732,003            $ 25,496,736
                                                                              ============            ============

-------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Capital Appreciation Fund.



                                                                                                   For the period   For the
                                                              For the years ended September 30,     Jan. 1, 1995   year ended
                                                         ----------------------------------------    to Sept. 30,    Dec. 31,
                                                          1999        1998        1997       1996       1995/2        1994
                                                         -------    --------    --------   --------    ---------    --------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ...................   $11.38      $15.72      $16.79     $16.83     $12.10      $11.72
                                                         ---------   ---------   ---------  ---------   ---------   ---------
Income (Loss) fromInvestment Operations
   Expenses in Excess of Income ........................    (0.07)      (0.12)      (0.13)     (0.10)     (0.07)      (0.04)
   Net Realized and Unrealized Gain (Loss) from
   Investment Transactions .............................     4.99       (1.58)       2.13       1.89       4.80        0.42
                                                         ---------   ---------   ---------  ---------   ---------   ---------
Total Income (Loss) from Investment Operations .........     4.92       (1.70)       2.00       1.79       4.73        0.38
                                                         ---------   ---------   ---------  ---------   ---------   ---------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions ......    (1.53)      (2.64)      (3.07)     (1.83)         --         --
                                                         ---------   ---------   ---------  ---------   ---------   ---------
Net Asset Value, End of Period .........................   $14.77      $11.38      $15.72     $16.79      $16.83     $12.10
                                                         =========   =========   =========  =========   =========   =========
Total Investment Return ................................    47.05%     (11.42)%     14.64%     12.35%      39.09%      3.24%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ............  $28,732     $25,497     $49,002    $67,385      57,380    $42,737
   Ratios to Average Net Assets:
      Expenses in Excess of Income .....................    (0.58)%     (0.70)%     (0.77)%    (0.66)%     (0.65)%/1  (0.57)%
      Expenses, Including Expenses of the Capital
        Appreciation Portfolio .........................     1.25%       1.25%       1.25%      1.25%       1.25%/1    1.25%
      Decrease Reflected in Above Expense Ratio
        Due to Fees Waived/Expenses Reimbursed
        by Bankers Trust ...............................     0.63%       0.39%       0.29%      0.26%       0.32%/1    0.54%

------------------
1/Annualized.
2/Board of Trustees approved the change of the fiscal year end from December 31 to September 30.


                       See Notes to Financial Statements.

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Capital Appreciation Fund

Notes to Financial Statements
-------------------------------------------------------------------------------


Note 1--Organization and Significant Accounting Policies

A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Capital Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on March 9, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc., provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest
At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:



                                              For the                  For the
                                            year ended                year ended
                                         September 30, 1999        September 30, 1998
                                         ------------------       --------------------
                                         Shares       Amount       Shares        Amount
                                         ------       ------       ------        ------

Sold ...............................    707,455    $  9,866,222    4,302,213   $ 57,990,982
Reinvested .........................    173,543       1,940,215      361,352      4,263,959
Redeemed ........................... (1,175,938)    (14,822,874)  (5,540,913)   (73,759,183)
                                       --------    ------------    ----------   ------------
Net Decrease........................   (294,940)    $(3,016,437)    (877,348)  $(11,504,242)
                                       ========    ============    =========   ============

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Capital Appreciation Fund

Report of Independent Accountants
-------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and
Shareholders of Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999







-------------------------------------------------------------------------------
Tax Information (Unaudited For the Year Ended September 30, 1999)
-------------------------------------------------------------------------------

The Fund paid long term capital gains during the year ending September
30, 1999 in the amount of $2,917,297. In addition, of the ordinary distributions made during the year ending September 30, 1999, $0.04 per share qualify for the dividends received deduction available to corporate shareholders. #Capital Appreciation PortfolioSchedule of Portfolio Investments September 30, 1999 Shares Description Value

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Schedule of Portfolio Investments September 30, 1999
-------------------------------------------------------------------------------




  Shares         Description                               Value
--------        -------------                           ----------


       COMMON STOCKS - 89.4%

       America's Changing Leisure Time - 10.6%
 6,200 Clear Channel Communications, Inc./1 ........   $  495,225
 9,200 Harley-Davidson, Inc. .......................      460,575
 6,700 Hispanic Broadcasting Corp./1 ...............      510,037
16,700 Mandalay Resort Group, Inc./1 ...............      329,825
10,100 Royal Caribbean Cruises Ltd. ................      454,500
 9,700 Univision Communications, Inc./1 ............      789,337
                                                       ----------
                                                        3,039,499
                                                       ----------

       America's Industrial Renaissance - 2.2%
 4,900 Black & Decker Corp. ........................      223,869
 4,400 SPX Corp. ...................................      399,300
                                                       ----------
                                                          623,169
                                                       ----------

       Client Server Computing - 6.6%

 1,700 BMC Software, Inc./1 ........................      121,656
 8,700 Citrix Systems, Inc/1 .......................      538,856
 8,000 Lexmark International Group, Inc. -  Class A1      644,000
 8,200 Network Appliance, Inc./1 ...................      587,325
                                                       ----------
                                                        1,891,837
                                                       ----------

       Energizing The Globe - 8.2%
10,600 Apache Corp. ................................      457,788
17,100 BJ Services Co./1 ...........................      543,994
 4,900 Cooper Cameron Corp. ........................      184,975
 7,200 Devon Energy Corp. ..........................      298,350
15,400 Noble Drilling Corp./1 ......................      336,875
13,000 Sante Fe International Corp. ................      280,312
 6,300 Smith International, Inc./1 .................      255,150
                                                       ----------
                                                        2,357,444
                                                       ----------

       Flourishing In The Managed Care
       Environment - 0.9%
 9,000 Trigon Healthcare, Inc. .....................      259,875
                                                       ----------

       Interactive Media - 4.9%
 7,800 General Instrument Corp./1 ..................      375,375
13,900 Scientific-Atlanta, Inc. ....................      688,919
 9,100 USA Networks, Inc./1 ........................      352,625
                                                       ----------
                                                        1,416,919
                                                       ----------

       Life On The Net - 2.1%
 3,600 Etoys, Inc./1 ...............................      239,625
 4,100 Infospace.com, Inc./1 .......................      168,612
 5,700 PSINet, Inc./1 ..............................      205,022
                                                        ---------
                                                          613,259
                                                        ---------
       Life Sciences Revolution - 5.9%
 6,800 Allergan, Inc. ..............................      748,000
 6,800 Genzyme Corp./1 .............................      306,425
 3,200 Immunex Corp./1 .............................      138,800
 7,100 Pe Corp. - Pe Biosystems Group ..............      512,975
                                                        ---------
                                                        1,706,200
                                                        ---------

  Shares         Description                               Value
--------        -------------                           ----------
       Managing The Information Age - 6.4%
 6,400 Flextronics International1 ..................      372,400
12,100 Maxim Integrated Products, Inc./1 ...........      763,434
 2,800 Portal Software, Inc./1 .....................      108,500
 2,800 Redback Networks ............................      302,400
 3,900 Sanmina Corp./1 .............................      301,762
                                                        ---------
                                                        1,848,496
                                                        ---------


       New Consumer - 7.7%
10,500 Abercrombie & Fitch Co. -  Class A/1 ........      357,656
 7,200 Circuit City Stores, Inc. ...................      303,750
 1,665 Gucci Group NV ..............................      139,027
13,800 Jones Apparel Group, Inc./1 .................      396,750
10,400 Tommy Hilfiger Corp./1 ......................      293,150
 7,000 Williams-Sonoma, Inc./1 .....................      339,938
10,300 Zale Corp./1 ................................      394,619
                                                        ---------

                                                        2,224,890
                                                        ---------

       New Health Paradigm - 4.3%
28,900 IVAX Corp. ..................................      474,850
 3,400 MiniMed, Inc./1 .............................      334,050
 8,600 Stryker Corp. ...............................      439,675
                                                        ---------


                                                        1,248,575
                                                        ---------

       Our Strengthening Financial Structure - 4.1%
 2,200 AMBAC Financial Group .......................      104,225
 9,975 Charter One Financial, Inc. .................      230,672
14,700 Concord EFS, Inc./1 .........................      303,188
12,200 Dime Bancorp, Inc. ..........................      213,500
16,300 North Fork Bancorp ..........................      317,850
                                                        ---------

                                                        1,169,435
                                                        ---------

       Return To Home Ownership - 0.4%
 3,300 Linens 'N Things, Inc./1 ....................      111,375
                                                        ---------
       Special Situations - 9.4%
 9,100 Allegheny Energy, Inc. ......................      289,494
11,400 American Water Works Co., Inc. ..............      329,887
 5,000 Bowater, Inc. ...............................      262,500
12,400 Energy East Corp. ...........................      294,500
 3,800 Intuit, Inc./1 ..............................      333,094
39,200 Northeast Utilities Corp./1 .................      720,301
13,384 Outdoor Systems, Inc./1 .....................      478,478
                                                        ---------
                                                        2,708,254
                                                        ---------

       Stores of Value - 3.8%
12,700 BJ's Wholesale Club/1 .......................      375,444
17,100 Family Dollar Stores, Inc. ..................      361,238
12,200 TJX Companies, Inc. .........................      342,362
                                                        ---------
                                                        1,079,044
                                                        ---------

       Telecommunications - 5.8%
11,600 American Tower Corp. - Class A ..............      226,925
 2,400 E-Tek Dynamics, Inc./1 ......................      130,200
 5,076 Global Crossing Ltd./1 ......................      134,514
 4,500 Newbridge Networks Corp./1 ..................      117,281
 7,000 Qwest Communications International, Inc./1 ..      206,938
 5,200 Voicestream Wireless Corp./1 ................      320,938
 5,200 Western Wireless Corp. - Class A/1 ..........      233,188
 7,600 WinStar Communications, Inc./1 ..............      296,875
                                                        ---------
                                                        1,666,859
                                                        ---------

                       See Notes to Financial Statements.

                                       10


-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Schedule of Portfolio Investments September 30, 1999
-------------------------------------------------------------------------------



  Shares         Description                               Value
--------        -------------                           ----------

         The Ubiquitous Semiconductor - 6.1%
   1,500 Broadcom Corp. - Class A/1 ................      163,500
   8,400 Linear Technology Corp. ...................      493,763
   4,800 National Semiconductor Corp./1 ............      146,400
   4,600 Novellus Systems, Inc./1 ..................      310,212
  11,200 Teradyne, Inc./1 ..........................      394,800
   2,900 Vitesse Semiconductor Corp./1 .............      247,587
                                                       ----------
                                                        1,756,262
                                                       ----------
Total Common Stocks  (Cost $20,408,257) ............   25,721,392
                                                       ----------

  Shares         Description                               Value
--------        -------------                           ----------
          SHORT TERM INSTRUMENT - 16.6
          Mutual Fund
4,748,393 Institutional Cash Management Fund
           (Cost $4,748,393) .......................    4,748,393
                                                       ----------


Total Investments (Cost $25,156,650)........  106.0%   30,469,785
Liabilities in Excess of Other Assets.......  (6.0)%   (1,729,213)
                                            -------- ------------
Net Assets..................................  100.0%  $28,740,572
                                            ======== ============

------------
1/Non-Income Producing Security.

                       See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
Capital Appreciation Portfolio


Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------


Assets
   Investments, at Value (Cost $25,156,650) ........................   $30,469,785
   Receivable for Shares of Beneficial Interest Subscribed                 110,000
   Receivable for Securities Sold ..................................       115,883
   Dividends and Interest Receivable1 ..............................        25,010
   Other Assets ....................................................           314
                                                                       -----------
Total Assets .......................................................    30,720,992
                                                                       -----------

Liabilities
   Payable for Securities Purchased ................................     1,941,053
   Due to Bankers Trust ............................................         7,235
   Accrued Expenses and Other ......................................        32,132
                                                                       -----------
Total Liabilities ..................................................     1,980,420
                                                                       -----------
Net Assets .........................................................   $28,740,572
                                                                       ===========

Composition of Net Assets
   Paid-in Capital .................................................   $23,427,437
   Net Unrealized Appreciation on Investments ......................     5,313,135
                                                                       -----------
Net Assets .........................................................   $28,740,572
                                                                       ===========


--------------
1/Includes $18,744 from the Portfolio's investment in the Institutional Cash
  Management Fund.



-------------------------------------------------------------------------------

Statement of Operations  For the year ended September 30, 1999

-------------------------------------------------------------------------------

Investment Income
   Dividends .......................................................   $   167,342
                                                                       -----------
Expenses
   Advisory Fees ...................................................       158,218
   Professional Fees ...............................................        34,771
   Administration and Services Fees ................................        24,963
   Trustees Fees ...................................................         5,983
   Miscellaneous ...................................................         1,643
                                                                       -----------
   Total Expenses ..................................................       225,578
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ...........       (75,800)
                                                                       -----------
      Net Expenses .................................................       149,778
                                                                       -----------
Net Investment Income ..............................................        17,564

Realized and Unrealized Gain on Investments
   Net Realized Gain from Investment Transactions ..................     8,027,612
                                                                       -----------
   Net Change in Unrealized Appreciation/Depreciation on Investments     1,426,127
                                                                       -----------
Net Realized and Unrealized Gain on Investments ....................     9,453,739
                                                                       -----------
Net Increase in Net Assets from Operations .........................   $ 9,471,303
                                                                       ===========



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Statements of Changes in Net Assets
-------------------------------------------------------------------------------



                                                                               For the               For the
                                                                              year ended           year ended
                                                                          September 30, 1999   September 30, 1998
                                                                         -------------------  --------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income/(Expenses in Excess of Income) ............         $     17,564        $    (19,921)
   Net Realized Gain from Investment Transactions ..................            8,027,612           4,677,569
   Net Change in Unrealized Appreciation/Depreciation on Investments            1,426,127          (8,470,353)
                                                                             ------------        ------------
Net Increase (Decrease) in Net Assets from Operations ..............            9,471,303          (3,812,705)
                                                                             ------------        ------------
Capital Transactions
   Proceeds from Capital Invested ..................................           10,983,174          62,320,016
   Value of Capital Withdrawn ......................................          (17,403,228)        (81,789,768)
                                                                             ------------        ------------
Net Decrease in Net Assets from Capital Transactions ...............           (6,420,054)        (19,469,752)
                                                                             ------------        ------------
Total Increase (Decrease) in Net Assets ............................            3,051,250         (23,282,457)
Net Assets
Beginning of Year ..................................................           25,689,322          48,971,779
                                                                             ------------        ------------
End of Year ........................................................         $ 28,740,572        $ 25,689,322
                                                                             ============        ============



-------------------------------------------------------------------------------

Financial Highlights
-------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the Capital Appreciation Portfolio.




                                                                                            For the period   For the
                                                      For the years ended September 30,      Jan. 1, 1995   year ended
                                                   ----------------------------------------   to Sept. 30,    Dec. 31,
                                                    1999        1998        1997       1996      1995/2        1994
                                                   -----        ----       -----      -----     -------       ------

      Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .......$28,741    $25,689     $48,972    $68,385     $149,888   $73,634
   Ratios to Average Net Assets:
        Net Investment Income (Expenses in
        Excess of Income) .........................   0.07%     (0.05)%     (0.12)%    (0.01)%       0.01%/1   0.08%
      Expenses                                        0.60%       0.60%       0.60%      0.60%       0.60%/1   0.60%
      Decrease Reflected in Above Expense Ratio ...
        Due to Fees Waived/Expenses Reimbursed
        by Bankers Trust ..........................   0.31%       0.26%       0.21%      0.17%       0.18%/1   0.23%
   Portfolio Turnover Rate ........................    155%        145%        167%       271%        125%      157%



-------------------------------------------------------------------------------
1/Annualized.
2/The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1--Organization  and Significant Accounting Policies
A. Organization
The Capital Appreciation Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992, as an unincorporated trust under the laws of New York and began operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1999 amounted to $94,224 and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp.. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $36,272,244 and $44,432,186, respectively.

The tax basis of investments held at September 30, 1999, was $25,161,901. The aggregate gross unrealized appreciation for all investments was $5,910,701 and the aggregate gross unrealized depreciation for all investments was $602,817.

-------------------------------------------------------------------------------
Capital Appreciation Portfolio

Report of Independent Accountants
-------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of
Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Appreciation Portfolio (hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

-------------------------------------------------------------------------------
Capital Appreciation Fund

Proxy Results (unaudited)
-------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Funds Board of Trustees.

                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    --------            ------------
    Messr Biggar                    1,136,747              29,887
    Messr Dill                      1,136,747              29,887
    Messr Hale                      1,136,747              29,887
    Messr Langton                   1,136,747              29,887
    Messr Saunders                  1,136,747              29,887
    Messr Van Benschoten            1,137,149              29,485
    Dr. Gruber                      1,137,149              29,485
    Dr. Herring                     1,137,149              29,485


2. To approve the New Investment Advisory Agreement with Bankers Trust Company.

                                For                 Against           Abstain
                             ---------              -------           -------
                             1,157,984                --               8,650


3. To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

                                For                 Against           Abstain
                             ---------              -------           -------
                             1,157,582               4,365             4,687


4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.

                                For                 Against           Abstain
                             ---------              -------           -------
                             1,157,582               4,365             4,687


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.

                                For                 Against           Abstain
                             ---------              -------           -------
                             1,137,763              28,871               --

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




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




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


[graphic omitted]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.



Capital Appreciation Fund       CUSIP #055922819
BT Investment Funds             465ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101